Building 9 a 206,652 square foot industrial building located at Beacon Lakes in Miami, Florida

Florida East Coast Industries, Inc.

Supplemental Real Estate Information Package

December 31, 2006

Florida East Coast Industries, Inc.

Supplemental Real Estate Information Package

INDEX

Introduction
INTRODUCTION AND FORWARD-LOOKING STATEMENTS

Flagler Operating Property Information
DETAIL OF PROPERTY PORTFOLIO, INCLUDING OCCUPANCY, FINANCIAL MEASURES
LEASE EXPIRATIONS
REAL ESTATE DEVELOPMENT PIPELINE

Land Held for Development
LAND HELD FOR DEVELOPMENT
INFORMATION AND ESTIMATES FOR MAJOR DEVELOPMENTS

Realty and Land
REALTY AND LAND CURRENTLY ON THE MARKET FOR SALE OR UNDER CONTRACT

Introduction

Purpose

The purpose of this package is to provide investors with additional information about the Company’s real estate holdings.

About Florida East Coast Industries, Inc.

Florida East Coast Industries, Inc., headquartered in Jacksonville, FL, conducts operations through two distinct businesses, Flagler Development Group (Flagler), its commercial real estate operation, and Florida East Coast Railway, L.L.C. (FECR). Flagler owns, develops, constructs, leases and provides third-party brokerage and management services for commercial and industrial real estate properties in Florida. FECR is a regional freight railroad that operates 351 miles of main line track from Jacksonville to Miami and provides intermodal drayage services at terminals located in Atlanta, Jacksonville and Miami. For more information, visit the Company’s website at http://www.feci.com.

About Flagler Development Group

Flagler owns, develops, leases and holds in joint ventures, approximately 8.6 million square feet of office and industrial space, as well as an additional 1,851,888 square feet under construction. In addition, Flagler owns or holds in joint ventures approximately 853 acres of entitled land in Florida, which is available for development of up to an additional 16.1 million square feet and Flagler owns approximately 3,089 acres of other Florida properties.

About Florida East Coast Railway’s Land Holdings

In addition to Flagler’s realty holdings, Florida East Coast Railway has land holdings of 1,455 acres which are redundant to the Railway’s operating requirements. Over time, the Railway has been reconfiguring its operations to improve asset utilization and free up lands for higher and better uses. This process is continuing.

Contacts:

Investors:	Bradley D. Lehan
(904) 996-2817

Forward-Looking Statements

This Information Package contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company’s present expectations or beliefs concerning future events. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Important factors that could cause such differences include, but are not limited to, the Company’s future timing and costs of pursuing its development projects and the timing and amounts of resultant future rental revenues; changes in the real estate market or in general economic conditions, including the possibility of a general economic slowdown or recession; product and geographical concentration; industry competition; changes in interest rates and capital markets; discretionary government decisions affecting the use of land, and delays resulting therefrom; changes in the management team; changes in tax laws; weather conditions and other natural occurrences that may affect construction or cause damage to assets; liability for environmental remediation and changes in environmental laws and regulations; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; failure of parties to reach agreement on definitive terms or to close transactions; costs and availability of land and construction materials; limitations on and challenges to title of property; risks related to the financial strength of joint venture projects ; changes in policies and practices or organized labor groups; shortages in electrical power; and other risks inherent in the real estate business. Further information on these and other risk factors is included in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recently filed Forms 10-K and 10-Q. The Company assumes no obligations to update the information contained in this Information Package, which speaks only as of its date.

Flagler Operating Property Information

FLAGLER DEVELOPMENT GROUP

OPERATING PROPERTIES

	Building Name	Year Build	Location	Type	12/31/2006 Total Rentable SF	12/31/2006 Occupied SF	12/31/2006 Occupied %	Net Profit Operating Profit 3 months ended 12/31/2006	Rental Properties Depreciation and Amortization 3 months ended 12/31/2006	Rental Properties Operating Profit before Depreciation and Amortization 3 months ended 12/31/2006
same store	duPont Center I	1987	Jacksonville	Office	80,000	63,295	79%	(1,861)	143,115	141,254
same store	duPont Center II	1988	Jacksonville	Office	80,000	80,193	100%	84,439	123,188	207,627

2	duPont Center - TOTAL				160,000	143,488	90%	82,578	266,303	348,881

same store	Deerwood South Office Building 1	1996	Jacksonville	Office	134,235	114,516	85%	124,347	152,765	277,112
same store	Deerwood South Office Building 2	1996	Jacksonville	Office	124,735	109,713	88%	192,700	112,596	305,296
same store	Deerwood South Office Building 3	1996	Jacksonville	Office	126,121	108,355	86%	234,004	126,362	360,366
same store	Deerwood South Office Building 4	1998	Jacksonville	Office	134,931	123,324	91%	252,981	122,400	375,381
same store	Deerwood North Office Building 1	1999	Jacksonville	Office	135,283	92,881	69%	115,992	145,096	261,088
same store	Deerwood North Office Building 2	2001	Jacksonville	Office	135,270	134,374	99%	194,024	277,869	471,893
same store	Deerwood North Office Building 3	2004	Jacksonville	Office	112,390	108,211	96%	115,419	214,133	329,552
new in 2005	Deerwood North Office Building 4	2005	Jacksonville	Office	113,898	114,185	100%	167,558	221,412	388,970

8	Deerwood South/Deerwood North - TOTAL				1,016,863	905,559	89%	1,397,025	1,372,633	2,769,658

new in 2005	Lakeside Two at Flagler Center	2005	Jacksonville	Office	112,306	112,301	100%	151,218	205,657	356,875
same store	Lakeside Four at Flagler Center	1999	Jacksonville	Office	123,298	123,298	100%	147,990	222,011	370,001
same store	Flagler Center 100	1997	Jacksonville	Office/Showroom/Warehouse	147,572	147,572	100%	289,938	76,983	366,921
same store	Flagler Center 200	1998	Jacksonville	Office/Showroom/Warehouse	62,041	62,041	100%	111,821	41,451	153,272
same store	Flagler Center 300	1998	Jacksonville	Office	134,085	134,085	100%	271,483	80,858	352,341
same store	Flagler Center 400	1999	Jacksonville	Office	97,183	94,236	97%	144,943	105,375	250,318
same store	Flagler Center 500	1997	Jacksonville	Front Load Warehouse	98,800	98,800	100%	73,987	25,409	99,396
same store	Flagler Center 600	1997	Jacksonville	Rail Building	107,800	107,800	100%	63,476	39,261	102,737
new in 2005	Flagler Center 700	2005	Jacksonville	Rail Building	151,200	151,200	100%	97,821	70,559	168,380

9	Flagler Center at Jacksonville - TOTAL				1,034,285	1,031,333	100%	1,352,677	867,564	2,220,241

same store	Avenues Office Building 1	1992	Jacksonville	Office	80,018	70,731	88%	45,000	131,778	176,778
same store	Avenues Office Building 2	1993	Jacksonville	Office	80,614	80,397	100%	67,407	130,962	198,369
same store	Avenues Office Building 3	1995	Jacksonville	Office	80,936	76,568	95%	(6,819)	114,223	107,404
same store	Avenues OW 2, Bldg 600	1996	Jacksonville	Office/Warehouse	154,326	154,326	100%	169,756	44,537	214,293
same store	Avenues OSW 1, Bldg 100	1992	Jacksonville	Office/Showroom/Warehouse	40,571	36,906	91%	47,617	58,192	105,809
same store	Avenues OSW 2, Bldg 200	1992	Jacksonville	Office/Showroom/Warehouse	56,737	21,584	38%	(42,824)	73,392	30,568
same store	Avenues OSW 3, Bldg 500	1997	Jacksonville	Office/Showroom/Warehouse	71,871	65,471	91%	102,793	56,643	159,436

7	Gran Park at the Avenues - TOTAL				565,073	505,983	90%	382,930	609,727	992,657

same store	Southpoint Office Building 1	1999	Jacksonville	Office	59,600	51,848	87%	64,982	82,713	147,695

1	The Office Centre at Southpoint - TOTAL				59,600	51,848	87%	64,982	82,713	147,695

27	TOTAL NORTH REGION				2,835,821	2,638,211	93%	3,280,192	3,198,940	6,479,132

same store	SouthPark Center- Office 1	1998	Orlando	Office	144,931	120,927	83%	248,592	177,877	426,469
same store	SouthPark Center - Office 2	1999	Orlando	Office	144,852	144,852	100%	483,272	201,962	685,234
same store	SouthPark Center - Office 3	2001	Orlando	Office	182,613	183,303	100%	305,385	322,762	628,147
same store	SouthPark Center - Office 4	2000	Orlando	Office	98,384	98,384	100%	180,234	142,109	322,343
same store	SouthPark Center - OSW 1	1998	Orlando	Office/Showroom/Warehouse	131,607	131,607	100%	203,739	163,071	366,810
same store	SouthPark Center II- Office 1000	2004	Orlando	Office	136,414	136,414	100%	238,127	240,030	478,157
New in 2005	SouthPark Center II- Office 1200	2005	Orlando	Office	136,414	136,414	100%	27,881	176,981	204,862

7	SouthPark Center - TOTAL				975,215	951,901	98%	1,687,230	1,424,792	3,112,022

7	TOTAL CENTRAL REGION				975,215	951,901	98%	1,687,230	1,424,792	3,112,022

same store	Flagler Station OW 1	1990	Miami	Office/Warehouse	109,216	109,216	100%	29,288	62,431	91,719
same store	Flagler Station OW 2	1991	Miami	Office/Warehouse	109,900	109,900	100%	88,643	47,152	135,795
same store	Flagler Station OW 3	1992	Miami	Office/Warehouse	80,860	80,860	100%	67,885	32,731	100,616
same store	Flagler Station OW 4	1993	Miami	Office/Warehouse	81,153	81,153	100%	(11,979)	96,763	84,784
same store	Flagler Station OW 5	1996	Miami	Office/Warehouse	103,200	103,200	100%	71,198	53,658	124,856
same store	Flagler Station OSW 1	1989	Miami	Office/Showroom/Warehouse	47,809	47,809	100%	32,916	31,285	64,201
same store	Flagler Station OSW 2	1989	Miami	Office/Showroom/Warehouse	79,840	75,840	95%	24,173	63,563	87,736
same store	Flagler Station OSW 3	1990	Miami	Office/Showroom/Warehouse	79,782	79,782	100%	44,137	43,342	87,479
same store	Flagler Station OSW 4	1992	Miami	Office/Showroom/Warehouse	79,670	79,670	100%	60,252	36,329	96,581
same store	Flagler Station OSW 5	1994	Miami	Office/Showroom/Warehouse	80,200	80,200	100%	(34,417)	140,883	106,466
same store	Flagler Station FLW 1	1991	Miami	Front Load Warehouse	119,333	119,333	100%	86,060	38,628	124,688

FLAGLER DEVELOPMENT GROUP

OPERATING PROPERTIES

	Building Name	Year Build	Location	Type	12/31/2006 Total Rentable SF	12/31/2006 Occupied SF	12/31/2006 Occupied %	Net Profit Operating Profit 3 months ended 12/31/2006	Rental Properties Depreciation and Amortization 3 months ended 12/31/2006	Rental Properties Operating Profit before Depreciation and Amortization 3 months ended 12/31/2006
same store	Flagler Station FLW 2	1992	Miami	Front Load Warehouse	138,600	138,600	100%	(9,488)	106,589	97,101
same store	Flagler Station FLW 3	1993	Miami	Front Load Warehouse	138,600	138,600	100%	93,652	62,261	155,913
same store	Flagler Station FLW 4	1993	Miami	Front Load Warehouse	90,735	90,735	100%	90,352	28,143	118,495
same store	Flagler Station FLW 5	1994	Miami	Front Load Warehouse	119,400	119,400	100%	114,987	28,135	143,122
same store	Flagler Station FLW 6	1995	Miami	Front Load Warehouse	91,393	91,393	100%	23,476	78,819	102,295
same store	Flagler Station FLW 7	1995	Miami	Front Load Warehouse	91,393	91,393	100%	22,601	29,681	52,282
same store	Flagler Station DFLW 1	1993	Miami	Double Front Load Warehouse	238,530	238,530	100%	76,615	96,028	172,643
same store	Flagler Station RB 1	1989	Miami	Rail Building	69,680	69,680	100%	24,957	30,540	55,497
same store	Flagler Station RB 2	1991	Miami	Rail Building	70,000	47,800	68%	8,210	19,864	28,074
same store	Flagler Station RB 3	1993	Miami	Rail Building	119,400	119,400	100%	84,196	44,325	128,521
same store	Flagler Station RB 4	1997	Miami	Rail Building	138,600	138,600	100%	86,692	38,534	125,226
same store	Flagler Station SC 1	1999	Miami	Office Service Center	38,956	32,796	84%	21,859	33,659	55,518
same store	Flagler Station - Retail 1	2001	Miami	Retail	42,800	24,449	57%	(29,854)	80,135	50,281
same store	Flagler Station Office 1	2005	Miami	Office	101,444	101,444	100%	164,083	115,243	279,326
new in 2005	Flagler Station Office 2	2005	Miami	Office	238,420	238,420	100%	512,552	311,426	823,978
same store	Flagler Station - OW 20	1997	Miami	Office/Warehouse	103,200	103,200	100%	13,350	44,588	57,938
same store	Flagler Station - Bldg 22	1999	Miami	Office/Warehouse	180,000	179,832	100%	101,167	64,861	166,028
same store	Flagler Station - Bldg 23	1999	Miami	Office/Warehouse	180,000	179,832	100%	66,198	85,947	152,145
same store	Flagler Station - Bldg 24	1999	Miami	Office/Warehouse	180,000	179,672	100%	162,172	48,885	211,057
same store	Flagler Station - OW 26	2001	Miami	Office/Warehouse	201,000	200,709	100%	87,072	94,732	181,804
new in 2005	Flagler Station - OW 27	2005	Miami	Office/Warehouse	200,712	200,712	100%	89,947	139,346	229,293

32	Flagler Station - TOTAL				3,743,826	3,692,160	99%	2,262,952	2,228,506	4,491,458

aquired in 2005	Doral Concouse One	2001	Miami	Office	240,144	223,740	93%	323,223	614,060	937,283

1	Doral Concourse One - TOTAL				240,144	223,740	93%	323,223	614,060	937,283

aquired in 2005	Sunrise Corporate Plaza	1999	Ft. Lauderdale	Office	106,648	106,648	100%	50,683	318,022	368,705

1	Sunrise Corporate Plaza - TOTAL				106,648	106,648	100%	50,683	318,022	368,705

34	TOTAL SOUTH REGION				4,090,618	4,022,548	98%	2,636,858	3,160,588	5,797,446

68	TOTAL 100% OWNED OPERATING PROPERTIES				7,901,654	7,612,660	96%	7,604,280	7,784,320	15,388,600

60	TOTAL SAME STORE PROPERTIES ONLY				6,601,912	6,329,040	96%	6,183,397	5,726,857	11,910,254

OPERATING PROPERTIES BY MARKET & TYPE
	North Region - Office				1,944,903	1,792,511	92%	2,365,807	2,712,513	5,078,320
	North Region - Industrial and mixed use				890,918	845,700	95%	914,385	486,427	1,400,812

	Total North Region				2,835,821	2,638,211	93%	3,280,192	3,198,940	6,479,132

	Central Region - Office				843,608	820,294	97%	1,483,491	1,261,721	2,745,212
	Central Region - Industrial and mixed use				131,607	131,607	100%	203,739	163,071	366,810

	Total Central Region				975,215	951,901	98%	1,687,230	1,424,792	3,112,022

	South Region - Office				686,656	670,252	98%	1,050,541	1,358,751	2,409,292
	South Region - Industrial and mixed use				3,361,162	3,327,847	99%	1,616,171	1,721,702	3,337,873
	South Region - Retail				42,800	24,449	57%	(29,854)	80,135	50,281

	Total South Region				4,090,618	4,022,548	98%	2,636,858	3,160,588	5,797,446

	Total 100% Owned Operating Properties (2)				7,901,654	7,612,660	96%	7,604,280	7,784,320	15,388,600

	Operating Properties - Partnerships (3)
	Beacon Lakes - Building 9 (21.2% ownership	2005	Miami	Warehouse	206,650	206,650	100%	112,262	101,475	213,737

Same store properties include all properties that were owned and had stabilized occupancy and operating expenses as of the January 1, 2005.

Rental properties operating profit before depreciation and amortization is not a GAAP measurement. It is calculated by adding back depreciation and amortization to rental properties operating profit. Occupied SF represent all leases that have been executed and have commenced. It does not include leases that have been executed, but have not commenced.

(1)	Included in rental properties operating profit and rental properties operating before depreciation and amortization is $130,000 of net expense related to hurricane cost incurred during the three months ended 12/31/06.
(2)	Properties in the lease up stage are not included in the information above. Rental properties operating profit, depreciation and amortization and operating profit before depreciation and amortization for the 3 months ended 12/31/06 related to properties in the lease up stage is $17,549, $199,213 and $216,762 respectively.

Office properties include Class-A office properties. Industrial and mixed use properties include office/showroon/warehouse, office/warehouse, front load warehouse, double front load warehouse and rail building properties.

(3)	Rental properties operating profit, depreciation and amortization for partnership properties are shown at 100%.

FLAGLER DEVELOPMENT GROUP

Lease Expirations (1) (square feet)

100% Owned Properties
Expirations Time Frame	North Region	Central Region	South Region	All Regions Total
01/01/07 -12/31/07	120,458	39,961	208,213	368,632
01/01/08 -12/31/08	262,835	86,538	592,528	941,901
01/01/09 -12/31/09	815,202	11,363	1,091,443	1,918,008
01/01/10 -12/31/10	312,081	111,323	647,697	1,071,101
1/01/11 -thereafter	1,174,040	756,384	1,676,877	3,607,301

Total Square Feet	2,684,616	1,005,569	4,216,758	7,906,943(2)

(1)	Lease expirations include all leases executed.
(2)	Difference between total expiring and total occupied square feet:

Total Occupied Feet at 12/31/06	7,612,660
Plus Executed not commenced, stabilized properties	193,679
Plus Executed not commenced, properties not yet stabilized	277,976
Less in short-term extension status	(177,372)

Total Square Feet	7,906,943

Real Estate Development Pipeline

OFFICE BUILDING IN LEASE UP
FLAGLER STATION, MIAMI, FLORIDA

INDUSTRIAL BUILDING IN LEASE UP
FLAGLER STATION, MIAMI, FLORIDA

INDUSTRIAL BUILDING
FLAGLER CENTER, JACKSONVILLE, FLORIDA

OFFICE BUILDING
SOUTHPARK CENTER, ORLANDO, FLORIDA

Flagler Development Group

Development Projects

Development Projects - AS OF 12.31.06

Status	Ownership %		Net Rentable Square Feet	Estimated Costs to Complete		% Completion	Actual or Expected Certificate of Occupancy	% Leased / Preleased	Property Type
1 Lease Up	100%	Flagler Station - OW 25	160,211	878,771		90%	Apr-06	29%	Industrial
2 Lease Up	21%	Beacon Lakes, LLC - Building 6	206,494	1,228,744		90%	Apr-06	81%	Industrial
3 Lease Up	100%	Flagler Station - Bldg 1100	118,723	462,824		97%	Sep-06	80%	Office

		Projects in Lease Up	485,428	2,570,339	(1)

4 Under Construction	100%	Flagler Center - Lakeside I	112,306	4,813,491		67%	Jan-07	63%	Office
5 Under Construction	100%	Flagler Center - Lakeside III	112,306	13,071,953		13%	Sep-07	0%	Office
6 Under Construction	100%	Flagler Station - OW 28	172,048	2,148,638		77%	Feb-07	37%	Industrial
7 Under Construction	100%	Flagler Station - OW 29	172,048	1,864,672		80%	Feb-07	0%	Industrial
8 Under Construction	100%	Southpark Center - Building 700	83,262	4,649,004		63%	Jan-07	87%	Office
9 Under Construction	50%	Beacon Village, LLC Phase 1 Bldg. E-1	52,918	1,842,708		72%	Jan-07	Held for Sale	Industrial
10 Under Construction	100%	Southpark Center II - Building 1400	111,998	13,330,949		24%	Jun-07	0%	Office
11 Under Construction	100%	Flagler Station Bldg. 1200	118,296	14,109,874		18%	Jul-07	0%	Office
12 Under Construction	21%	Beacon Lakes, LLC - Building 7	192,476	4,833,867		66%	Feb-07	0%	Industrial
13 Under Construction	20%	Flagler Corporate Center-Office Depot	624,230	148,598,718		8%	Oct-08	100%	Office
14 Under Construction	21%	Beacon Lakes- Commerce Bank	100,000	13,636,103		8%	Dec-07	Held for Sale	Office

		Projects Under Construction	1,851,888	222,899,977	(2)

							TBD	0%	Office
15 Predevelopment	100%	Southpark Center II - Building 1300	136,709				TBD	0%	Office
16 Predevelopment	100%	Southpark Center- Building 900	18,000				TBD	0%	Office
17 Predevelopment	100%	Flagler Center - Lakeside V	142,000				TBD	0%	Office
18 Predevelopment	100%	Flagler Center- Gran Bay Suites office condos	67,445				TBD	0%	Office
19 Predevelopment	100%	Flagler Plaza	250,000				TBD	0%	Office
20 Predevelopment	50%	Downtown Doral (Denver Building)	65,000				TBD	Held for Sale	Office
21 Predevelopment	50%	Downtown Doral (Residential Building G-1)	299,435				TBD	Held for Sale	Residential
22 Predevelopment	30%	C/CM Lejeune (Burger King Building)	248,000				TBD	Held for Sale	Office/Retail
23 Predevelopment	50%	Beacon Village, LLC Phase 1 Bldg. E-2	52,918				TBD	Held for Sale	Industrial
24 Predevelopment	50%	Beacon Village, LLC Phase 1 Bldg. F-1	35,495				TBD	Held for Sale	Industrial
25 Predevelopment	50%	Downtown Doral (Residential Building K-1)	223,729				TBD	Held for Sale	Residential
26 Predevelopment	21%	Beacon Lakes, LLC - Building 12	189,740				TBD	0%	Industrial
27 Predevelopment	21%	Beacon Lakes, LLC - Building 13	189,740				TBD	0%	Industrial

		Projects in Predevelopment	1,918,211

		Total Development & Pre-development Project	4,255,527

(1)	Represents additional first generation lease commissions and tenant improvements work to be done.
(2)

Total projected costs to complete include actual (including land) and estimated costs on site work, building shell, tenant improvements and lease commissions. Total costs used calculate “% Completion” include all these costs actually expended to date, including land.

Lease up is defined as the status of a project that has been issued a certificate of occupancy, but has not reached the earlier of 90% occupancy or one year from issuance of certificate of occupancy.

Under construction is defined as the status of a building that is in the process of being developed, assembled, built or constructed. A building is considered to be under construction after construction has commenced and until a certificate of occupancy is received.

Pre-development phase is defined as the status of a project when investments have been made in engineering, architectural planning and design phase.

Land utilized in pre-development phase is considered land held for development until the property reaches the construction and lease up phase.

Flagler Development Group

Land Holdings as of December 31, 2006

Property Name/Description	Owner- ship	County	Total Approx. Acres	Use	Office	Entitlements (Square Feet)		Total	Resid- ential Units
						Industrial	Other
duPont Center	100.0%	Duval	7	Office	500,000	—	—	500,000
Gran Park at The Avenues	100.0%	Duval	14	Commercial	—	46,270	—	46,270
Flagler Center (1)	100.0%	Duval	233	Commercial	2,330,284	59,241	132,000	2,521,525	260
SouthPark Center I	100.0%	Orange	10	Commercial	77,490	—	—	77,490
SouthPark Center II	100.0%	Orange	48	Commercial	1,350,858	—	98,000	1,448,858
Flagler Station I	100.0%	Miami-Dade	2	Commercial	—	—	75,385	75,385
Flagler Station II - Section 6(2)	100.0%	Dade	135	Commercial	420,667	1,441,608	286,234	2,148,509
Office Centre at Southpoint	100.0%	Duval	5	Office	59,448	—	—	59,448
Beacon Village	50.0%	Dade	53	Industrial/Commercial		1,047,082		1,047,082
Beacon Lakes	21.2%	Dade	207	Industrial/Commercial	14,000	4,701,904	75,000	4,790,904

SUBTOTAL - Held for Development (Within Parks)			714		4,752,747	7,296,105	666,619	12,715,471	260

Downtown Miami	100.0%	Dade	8	Mixed Use	2,100,000	—	—	2,100,000
Flagler Plaza - Sunrise	100.0%	Broward	41	Office	822,853	—	—	822,853
Flagler Corporate Center (BOCA 54)	20.0%	Palm Beach	26	Office	316,666	—	—	316,666
Flagler Crossing (Miller Tract)	100.0%	St. Johns	64	Mixed Use	—	—	150,000	150,000	720

SUBTOTAL - Held for Development (Entitled Tracts)			139		3,239,519	—	150,000	3,389,519	720

Beacon Commons (3)	100.0%	Dade	92	Mixed Use	—	—	—	—
Cordova Palms (Lemberg North) (3)	100.0%	St. Johns	582	Mixed Use	—	—	—	—
Lakeland Central Park (3)	100.0%	Polk	733	Warehouse Distribution/Office	—	—	—	—
Beacon Countyline(3,5)	100.0%	Dade	497	Warehouse Distribution/Office	—	—	—	—
St Augustine Industrial Park (4)	100.0%	St. Johns	20	Industrial	—	—	—	—
Section 31, 5 (adjacent to Flagler Station)	100.0%	Dade	81	Industrial	—	—	—	—

SUBTOTAL - Held for Development (Unentitled Tracts)			2,005		—	—	—	—	0

TOTAL LAND HELD FOR DEVELOPMENT			2,858		7,992,266	7,296,105	816,619	16,104,990	980

Remaining Land Holdings
Lemberg South	100.0%	St. Johns	518	Mixed Use	—	—	—	—
Section 36 - Unentitled	100.0%	Dade	14	Undetermined	—	—	—	—
TICO Tract - Unentitled	100.0%	Brevard	229	Industrial/Commercial	—	—	—	—
Ft Pierce - K-4 - Unentitled (4)	100.0%	St. Lucie	320	Industrial/Commercial	—	—	—	—
Other (2 parcels)	100.0%	Duval/St.Lucie	3	Industrial	—	—	—	—

SUBTOTAL - Remaining Land Holdings			1,084		—	—	—	—	0

TOTAL - LAND HOLDINGS			3,942		7,992,266	7,296,105	816,619	16,104,990	980

Land with Option or Under Agreement to Purchase (4)
Burger King Building	30.0%	Dade	2	Office		—
Downtown Doral	50.1%	Dade	77	Mixed Use		—

TOTAL - LAND WITH OPTION TO PURCHASE			79		—	—	—	—	0

Property held for development within parks and entitled tracts are shown at net developable acreage. Unentitled tracts are shown at gross acreage.

The land in the pre-development phase is included in this schedule. Once property reaches the construction and lease-up phase, it is no longer included in the “held for development” process.

(1)	Also has entitlements for 130 hotel rooms.
(2)	Also has entitlements for 123 hotel rooms.
(3)	In process of obtaining vested entitlements through the DRI process or zoning/master plan modifications.

Current Development Plan

Beacon Commons : 200,000 sq. ft. of office, 553,300 sq. ft. of retail and 282 multi-familly units, 250 hotel rooms

Cordova Palms (Lemberg North) : 1,700 residential units, 100,000 sq. ft. of office, 600,000 sq. ft. of retail, 200,000 sq. ft. industrial.

Lakeland Central Park: 5,000,000 sq. ft. of industrial, 650,000 sq. ft. of office, 225,000 sq. ft. of retail, 300 residential units, 125 hotel rooms.

Beacon Countyline: 4,400,000 sq. ft. of industrial, 1,200,000 sq. ft. of office, 380,000 sq. ft. of retail

(4)	Current zoning in place.

St. Augustine Industrial Park : 297,600 sq. ft. of industrial

Lakeland Distribution Center (Key Safety) : up to 1,200,000 sq. ft. of industrial

Burger King Building : 225,000 sq. ft. of office, 23,000 sq. ft. of retail

Downtown Doral : 2,840 residential units, 450,000 sq. ft. of office,130,000 sq. ft. of retail

Ft. Pierce - K-4: Includes 245 acres zoned for up to 1,600,000 sq.ft. of industrial

(5)	Includes 40 adjacent acres owned by the Railway

Railroad Property Under Development by Flagler Development Group

Flagler Crossing (Miller Tract)	St. Johns	62	Mixed Use	—	—	—	—	248

Lakeland Distribution Center (Key Safety) (4)	Polk	117	Industrial	—	—	—	—

TOTAL		179		—	—	—	—

Land Held for Development

Land Held for Development-information and estimates for selected properties as of December 31, 2006

Flagler Center
Estimated Remaining Developable Acres			233
Estimated Value Range today per Acre (Land(1)	$275,000	to	$360,000
assumes infrastructure and entitlements in place
Estimated Infrastructure time frame			0 year	(s)
- Start			n/a
- Finish			n/a
Estimated Remaining Infrastructure cost/Dev Acre			$—
Estimated Land Absorption			7-10 years
- Start			2007
Estimated total reimbursement of costs from an incremental tax district (expected to be received over the next 8 to 12 years)			$16,337,157

SouthPark Center I
Estimated Remaining Developable Acres			10
Estimated Value Range today per Acre (Land(4)	$325,000		$430,000
assumes infrastructure and entitlements in place
Estimated Infrastructure time frame			0 year
- Start			N/A
- Finish			N/A
Est Remaining Infrastructure cost/ Dev Acre			$—
Estimated Land Absorption			3 years
- Start			2007

Lakeland Central Park
Estimated Developable Acres			325
Estimated Value Range today per Acre (Land(7)	$167,000	to	$220,000
assumes infrastructure and entitlements in place
Estimated Infrastructure time frame			2 years
- Start			2007
- Finish			2008
Est Remaining Infrastructure cost/ Dev Acre			$65,000
Estimated Land Absorption			10 years
- Start			2008
Assumes additional vested entitlements are obtained through the DRI process

Beacon Countyline
Gross Acres			497
Estimated Value Range today per Acre (Land(10)	$400,000	to	$700,000
assumes infrastructure and entitlements in place
Estimated Infrastructure time frame			4 year	(s)
- Start			2009
- Finish			2012
Estimated Remaining Infrastructure cost/Dev Acre			$175,000
Estimated Land Absorption			4 year	(s)
- Start			2009

Includes an additional 40 acres acquired by Florida East Coast Railway.

Assumes additional vested entitlements are obtained through the DRI process

Flagler Station II-Section 6
Estimated Remaining Developable Acres			127
Estimated Value Range today per Acre (Land(2)	$425,000	to	$700,000
assumes infrastructure and entitlements in place
Estimated Infrastructure time frame			0 year
- Start			N/A
- Finish			N/A
Est Remaining Infrastructure cost/ Dev Acre			$—
Estimated Land Absorption			5-7 years
- Start			2007

Flagler Plaza-Sunrise
Estimated Remaining Developable Acres			41
Estimated Value Range today per Acre (Land(5)	$400,000	to	$500,000
assumes infrastructure and entitlements in place
Estimated Infrastructure time frame			1 year
- Start			2007
- Finish			2007
Est Remaining Infrastructure cost/ Dev Acre			$60,000
Estimated Land Absorption			5 years
- Start			2007

Lakeland Distribution Center (Owned by Florida East Coast Railway)
Estimated Developable Acres			64
Estimated Value Range today per Acre (Land(8)	$167,000	to	$220,000
assumes infrastructure and entitlements in place
Estimated Infrastructure time frame			2 years
- Start			2007
- Finish			2008
Est Remaining Infrastructure cost/ Dev Acre			$57,000
Estimated Land Absorption			4 years
- Start			2007

Section 31-adjacent to Flagler Station *
Estimated Developable Acres			51
Estimated Value Range today per Acre (Land(3)	$425,000	to	$700,000
assumes infrastructure and entitlements in place
Estimated Infrastructure time frame			1 years
- Start			2008
- Finish			2008
Est Remaining Infrastructure cost/ Dev Acre			$240,000
Estimated Land Absorption			4-6 years
- Start			2009
* There may be a higher or better use for some or all of this land.

SouthPark Center II
Estimated Remaining Developable Acres			48
Estimated Value Range today per Acre (Land(6)	$360,000		$475,000
assumes infrastructure and entitlements in place
Estimated Infrastructure time frame			1 year
- Start			2010
- Finish			2010
Est Remaining Infrastructure cost/ Dev Acre			$56,000
Estimated Land Absorption			4-6 years
- Start			2007

Beacon Commons
Gross Acres			92
Estimated Value Range today per Acre (Land(9)	$800,000	to	$1,200,000
assumes infrastructure and entitlements in place
Estimated Infrastructure time frame			3 year	(s)
- Start			2007
- Finish			2009
Est. Infrastructure cost/ Dev Acre			$100,000
Estimated Land Absorption			3 year	(s)
- Start			2008
Entitlements include 280 residential units

Land value estimates reflect current market conditions, which can fluctuate significantly, and are not estimates of expected future realizations over the anticipated absorption period.

(1)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 93% Office - 2% Industrial - 5% Other.
(2)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 24% Office - 63% Industrial - 13% Retail.
(3)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 100% Industrial.
(4)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 100% Office.
(5)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 100% Office.
(6)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 93% Office - 7% Retail.
(7)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 11% Office - 85% Industrial - 4% Retail.
(8)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 100% Industrial
(9)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 14% Office and 86% Retail.
(10)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 20% Office - 74% Industrial - 6% Retail.

The Company has not provided detailed information on the following properties that are listed on the previous page: duPont Center, Gran Park at The Avenues, Flagler Station I, Office Centre at Southpoint, Downtown Miami, Lemberg North, Lemberg South, Miller Tract, St Augustine Industial Park, and remaining land holdings.

NOTE: Readers should refer to the Introduction page within this document for an in-depth review of Forward Looking Statements.

Land Held for Development-information and estimates for selected properties as of December 31, 2006 Joint Ventures

Beacon Lakes, LLC
Estimated Acres Available for Development			209
Estimated Value Range today per Acre (Land)(1)	$500,000	to	$600,000
assumes infrastructure is in place (net of CDD debt)
Estimated Infrastructure time frame			7 year	(s)
- Start			2007
- Finish			2011
Est. Infrastructure cost/ Dev Acre			$114,000
Estimated Land Absorption			6 year	(s)
- Start			2007

*	Land value is net of CDD debt (estimated at $5.85 psf). Company ownership is 21.25% and has a 20% promote after a 10% return.

Flagler Corporate Center (Boca 54)
Estimated Developable Acres			27
Estimated Value Range today per Acre (Land)(4)	$800,000	to	$1,000,000
assumes infrastructure in place
Estimated Infrastructure time frame
- Start			2007
- Finish			2011
Est Remaining Infrastructure cost/ Dev Acre			$250,000
Estimated Land Absorption			5 year	(s)
- Start			2008
* 20% interest in joint venture with TIAA-CREF, with a 20% promote above a 15% preferred return.
Beacon Village, LLC
Estimated Developable Acres			50
Estimated Value Range today per Acre (Land)(2)	$500,000	to	$600,000
assumes infrastructure and entitlements in place
Estimated Infrastructure time frame			7 years
- Start			2007
- Finish			2013
Est Remaining Infrastructure cost/ Dev Acre			$220,000
Estimated Land Absorption			6 years
- Start			2007

*	Land value is net of CDD debt (estimated at $5.85 psf). Company ownership is 50%.

Land value estimates reflect current market conditions, which can fluctuate significantly, and are not estimates of expected future realizations over the anticipated absorption period. All JV information shown are estimates for the entire project.

(1)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 2% Office - 97% Industrial - 1% Other.
(2)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 100% Industrial
(3)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 100% Office.

The company may from time to time supply updated or additional information or additional information in the future, but undertakes no obligation to do so and investors are cautioned that the information provided herein speaks only as of December 31, 2006.

NOTE: Readers should refer to the Introduction page within this document for an in-depth review of Forward Looking Statements.

Realty and Land Currently Under Contract as of December 31, 2006

Flagler Development Group and Florida East Coast Railway, L.L.C.

Realty and Land Under Contract as of December 31, 2006

Property Name/Description	Transactions	Approx. Acres	Contract Prices
TOTAL - Flagler Realty under Contract	2	22.7	$7,876,000
TOTAL - Railway Surplus Land under Contract	0	—	$—
TOTAL - Flagler Realty and Railway Surplus Land under Contract	2	22.7	$7,876,000
Property Held in Joint Ventures - Under Contract as of December 31, 2006
Property Name/Description	Transactions	Approx. Acres	Contract Prices
TOTAL	0	0	$—

Under Contract represents a signed agreement between two parties. In all cases, these agreements have contingencies and exit clauses enabling either or both parties to exit the agreement subject to various conditions.